Evolus Provides Update on International Trade Commission (ITC) Case

Commission to Review Case; Final Determination Targeted for November 2020

Jeuveau® Launch and Product Supply Unaffected by Initial Determination

Newport Beach, Calif., July 6, 2020 - Evolus, Inc. (NASDAQ: EOLS) today announced that the Administrative Law Judge (ALJ) overseeing the United States International Trade Commission (USITC) case filed by Allergan and Medytox in January 2019 against Daewoong and Evolus released a Notice of Initial Determination. This non-binding initial decision by the ALJ finds a violation of Section 337 of the Tariff Act of 1930. All aspects of the ALJ’s ruling are subject to review by the Commission itself.
“We strongly disagree with the initial determination and we look forward to the full Commission’s Final Determination targeted for November 6, 2020. In addition, we intend to petition the Commission to review the initial determination,” said David Moatazedi, President and Chief Executive Officer of Evolus.
Among the grounds on which Evolus will seek review is that this investigation represents an improper attempt to use the USITC as a means to litigate a dispute between two Korean competitors that is completely disconnected from the United States. The trade secrets asserted by Allergan and its Korean partner Medytox have never been used in the United States. The intellectual property jurisdiction of the USITC was created to protect domestic industries from improper foreign competition. Evolus will petition the full Commission to review this questionable legal maneuvering which would improperly increase the jurisdiction of the USITC beyond the Commission’s mandate.
Once this issue and all other issues in the case have been briefed, the Commission in its final determination may affirm, set aside or modify the portions of the Initial Determination under review.

About Evolus, Inc.

Evolus is a performance beauty company with a customer-centric approach focused on delivering breakthrough products. In 2019, the U.S. Food and Drug Administration approved Jeuveau® (prabotulinumtoxinA-xvfs), the first and only neurotoxin dedicated exclusively to aesthetics and manufactured in a state-of-the-art facility using Hi-Pure™ technology. Jeuveau® is powered by Evolus' unique technology platform and is designed to transform the aesthetic market by eliminating the friction points existing for customers today. Visit us at: www.evolus.com.

Jeuveau® is a registered trademark of Evolus, Inc.
Hi-Pure™ is a trademark of Daewoong Pharmaceutical Co, Ltd.

Evolus, Inc. Contacts:

Investor Contact:
Ashwin Agarwal, Evolus, Inc.
Vice President, Finance, Investor Relations & Treasury
Tel: +1-949-284-4559
Email: IR@Evolus.com

Media Contact:

Crystal Muilenburg, Evolus, Inc.
Vice President, Corporate Communications & Public Relations
Tel: +1-949-284-4506
Email: media@evolus.com

Forward-Looking Statements

This statement contains forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements that relate to the status of regulatory processes, future plans, events, prospects or performance and statements containing the words “plans,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates,” “outlook,” “designed,” or other forms of these words or similar expressions, although not all forward-looking statements contain these identifying words. The company’s forward-looking statements include, but are not limited to, statements related to the strength of our intellectual property, and the status, strategy, outlook and impact on our business of ongoing litigation.

Forward-looking statements are based on current estimates and assumptions made by management of the company and are believed to be reasonable, though they are inherently uncertain and difficult to predict. Forward-looking statements involve risks and uncertainties that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements. Other factors that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements include uncertainties associated with the continued impact of COVID-19 on our business and the economy generally, uncertainties, customer and consumer adoption of Jeuveau®, competition and market dynamics, our ongoing legal proceedings and our ability to maintain regulatory approval of Jeuveau® and other risks described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 as filed with the Securities and Exchange Commission on February 25, 2020 and May 11, 2020, respectively, all of which is available online at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, Evolus undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events. If the company does update or revise one or more of these statements, investors and others should not conclude that the company will make additional updates or corrections.